ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2018
Business Combinations and Discontinued Operations [Abstract]
ACQUISITIONS AND DIVESTITURES
ACQUISITIONS AND DIVESTITURES

For the year ended December 31	2018	2017
Gross cash proceeds on divestiture
Veladero	$—	$990
	$—	$990

a) Investment in Shandong Gold Mining
On September 24, 2018, we entered into a mutual investment agreement with Shandong Gold Group Co., Ltd. (“Shandong Gold”), further strengthening Barrick’s partnership with one of China’s leading mining companies.  Under the agreement, Shandong Gold will purchase up to $300 million of Barrick shares, and Barrick will invest an equivalent amount in shares of Shandong Gold Mining Co., Ltd., a publicly listed company controlled by Shandong Gold.  Shares will be purchased in the open market and purchases made by Barrick will be accounted for as other investments with changes in fair value recorded in OCI. As at December 31, 2018, Barrick has purchased approximately $120 million of shares of Shandong Gold Mining Co., Ltd.

b) Investment in Midas Gold
On May 9, 2018, we announced the acquisition of 46.55 million common shares, representing approximately 19.9 percent of issued and outstanding common shares, of Midas Gold Corporation in a non-brokered private placement for total consideration of $38 million. Upon acquisition of the shares, we accounted for our interest as other investments with changes in fair value recorded in OCI.

c) Sale of 50% of Veladero
On April 6, 2017, we announced a strategic cooperation agreement with Shandong Gold where Shandong Gold agreed to acquire 50 percent of Barrick’s Veladero mine in Argentina. The transaction closed on June 30, 2017 and we received total cash consideration of $990 million, which includes working capital adjustments of $30 million received in the fourth quarter of 2017. The transaction resulted in a gain of $718 million, partially on the sale of 50 percent to Shandong Gold and partially upon remeasurement of our remaining interest in Veladero. We have accounted for our remaining 50 percent interest as a joint operation and consolidated our proportionate share of the assets and liabilities. We have recognized our share of the revenue and expenses of Veladero starting July 1, 2017.

In accordance with the acquisition method of accounting, the acquisition cost has been allocated to the underlying assets acquired and liabilities assumed. We completed the purchase price allocation in the fourth quarter of 2017 and recognized a deferred tax liability for the difference between the fair values and the tax base of those assets and now have an updated goodwill balance of $154 million, which is not deductible for tax purposes.

d) Sale of 25% of Cerro Casale
On March 28, 2017, we announced an agreement with Goldcorp Inc. (“Goldcorp”) to form a new partnership at the Cerro Casale Project in Chile. The transaction closed on June 9, 2017. Under the terms of the agreement, Goldcorp agreed to purchase a 25 percent interest in Cerro Casale from Barrick. This transaction, coupled with the concurrent purchase by Goldcorp of Kinross Gold Corporation’s (“Kinross”) 25 percent interest in Cerro Casale, resulted in Barrick and Goldcorp each holding a 50 percent interest in the newly formed Cerro Casale joint operation. This ownership change, coupled with the specific terms of the agreement, caused a change in control of the Cerro Casale Project, and we remeasured our retained interest in the joint operation at fair value at the date control was lost.

The total consideration received by Barrick and Kinross implies a fair value of $1.2 billion for 100 percent of Cerro Casale, which resulted in a reversal of impairment of $1.12 billion in the first quarter of 2017. Refer to note 21 for further details of the impairment reversal. We are accounting for our remaining 50 percent interest as a joint operation and consolidate our proportionate share of the assets, liabilities, revenue and expenses of Cerro Casale. We recognized a gain of $193 million due to the deconsolidation of the non-controlling interest in Cerro Casale in the second quarter of 2017.

As consideration for the 25 percent interest acquired from Barrick, Goldcorp will fund Barrick’s first $260 million of expenditures on the project and will spend an equivalent amount on its own behalf for a total project investment commitment of $520 million. Under the agreement, Goldcorp must spend a minimum of $60 million in the two-year period following closing, and then $80 million in each successive two-year period. The outstanding funding commitment will accrue interest at an annual rate of 4.75 percent. In the event that Goldcorp does not spend the minimum amount in any two-year period, 50 percent of any shortfall will be paid directly to Barrick in cash.

In addition, Goldcorp also funded Cerro Casale’s acquisition of a 100 percent interest in the adjacent Quebrada Seca property from Kinross upon closing. Upon a construction decision Goldcorp will pay Barrick $40 million in cash and Barrick will receive a 1.25 percent royalty on 25 percent of the gross revenues derived from metal production from both Cerro Casale and Quebrada Seca. The contingent consideration payable to Barrick has been recorded at its estimated fair value in other long-term assets.

Goldcorp entered into a separate agreement for the acquisition of Exeter Resource Corporation, whose sole asset is the Caspiche Project, located approximately 10 kilometers north of Cerro Casale. The acquisition of 100 percent of Exeter was completed in the third quarter of 2017 and Goldcorp contributed the Caspiche Project into the joint venture at a total acquisition cost of approximately $157 million. The acquisition costs incurred by Goldcorp have been deducted from the $520 million total project investment commitment, but will not count towards the minimum expenditures for the initial two-year period. We have recorded a receivable of $163 million, split $20 million as short-term and $143 million as long-term, in other current assets and other long-term assets, respectively. This joint venture is now referred to as Norte Abierto and includes the Cerro Casale, Caspiche and Luciano deposits.

e) Investment in Reunion Gold
On December 1, 2017, we announced the acquisition of 48 million common shares, representing approximately 15 percent of issued and outstanding common shares of Reunion Gold Corporation (“Reunion”), in a non-brokered private placement for total consideration of C$9 million. Subsequent to acquisition of the shares, we accounted for our interest as other investments with changes in fair value recorded in OCI. On February 3, 2019, we entered into a Strategic Alliance Agreement to form a 50-50 alliance to jointly explore for, develop and mine certain mineral projects in the Guiana Shield. We also purchased 33.15 million common shares for total consideration of C$4.97 million, increasing our interest in Reunion to approximately 19.9% of Reunion’s issued and outstanding common shares.

f) Acquisition of Robertson Property in Nevada
On June 7, 2017, we completed the acquisition of the Robertson Property in Nevada from Coral Gold Resources. Consideration paid by Barrick consisted of $16 million, the return of 4.15 million shares (approximate value of $1 million) held by Barrick and a sliding scale royalty on any future production from the Robertson Property.